UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 30, 2015 (January 26, 2015)

SYSOREX GLOBAL HOLDINGS CORP.

 (Exact name of registrant as specified in charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 26, 2015, the board of directors of Sysorex Global Holdings Corp. (the “Company”) appointed Wendy Loundermon as the Company’s interim Chief Financial Officer, replacing William Frederick who resigned as the Company’s Chief Financial Officer on that date.

Ms. Loundermon, age 44, has been with the Company since 2002, previously serving as Chief Financial Officer and, prior to her re-appointment as Chief Financial Officer, serving as the Company’s Vice President of Finance and Secretary. In addition, Ms. Loundermon serves as President, Chief Financial Officer and Secretary of Sysorex Government Services, Inc., a wholly-owned subsidiary of the Company, Secretary and Vice President of Sysorex Federal, Inc., a wholly-owned subsidiary of the Company, and Secretary of AirPatrol Corporation, Lilien Systems and Shoom, Inc., each a wholly-owned subsidiary of the Company.

The Employment Agreement, effective as of October 1, 2014, between Ms. Loundermon and the Company (the “Loundermon Employment Agreement”), the material terms of which are summarized on page 3 of the Company’s Current Report on Form 8-K under Item 5.02 filed on October 27, 2014, to which the Loundermon Employment Agreement is attached as an exhibit, remains in effect without modification.

Ms. Loundermon does not have any family relationships with any of the officers or directors of the Company.

Ms. Loundermon does not have an interest in any transaction required to be reported pursuant to Item 404(a) of Regulation S-K under Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On January 30, 2015, the Company issued a press release announcing Ms. Loundermon’s re-appointment as the Company’s interim Chief Financial Officer. A copy of the press release is attached herewith as Exhibit 99.1.

The foregoing information (including the exhibit hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

10.1	Employment Agreement, effective as of October 1, 2014, between Wendy Loundermon and the Company.(1)
99.1	Press Release dated January 30, 2015. (furnished herewith)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 27, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX GLOBAL HOLDINGS CORP.

Date: January 30, 2015	By:	/s/ Nadir Ali
Name: Nadir Ali
Title: Chief Executive Officer

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